                  VOLKSWAGEN CREDIT AUTO MASTER TRUST 1996-1
- - -------------------------------------------------------------------------------

                  Distribution Date Statement: April 15, 1996

a. Aggregate Amount of Collections                              $174,256,517.12
   Aggregate Amount of Interest Collections                       $3,211,819.91
   Aggregate Amount of Principal Collections                    $171,044,697.21

b. Series Allocation Percentage                                          100.00%
   Floating Allocation Percentage                                         77.83%
   Fixed Allocation Percentage                                              N/A

c. Total Amount Distributed on Series 1996-1                      $1,044,405.00

d. Amount of Such Distribution Allocable to Principal on 1996-1           $0.00

e. Amount of Such Distribution Allocable to Interest on 1996-1    $1,044,405.00

f. Investor Default Amount                                                $0.00

g. Draw Amount                                                            $0.00

h. Investor Charge Offs                                                   $0.00
   Amounts of Reimbursements                                              $0.00

i. Monthly Servicing Fee                                                   1.00%

j. Expected Controlled Distribution Amount                                $0.00

k. Invested Amount                                              $375,000,000.00

l. Pool Factor                                                           100.00%

m. Available Subordinated Amount                                 $65,724,832.39

n. Reserve Fund Balance                                           $1,875,000.00

o. Principal Funding Account Balance                                      $0.00
   Yield Supplement Account Balance                               $1,875,000.00

16-MAY-96                                                                                                                     PAGE 1
                                        VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                                          MONTHLY SERVICER REPORT INPUT AND SUMMARY PAGE
                                          ----------------------------------------------

TRANSACTION SUMMARY                                           PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END
- - -------------------                                           --------------------------------------------------
                                   From          To     Days
                                   ----          --     ----
Current Collection Period            3/28/96   4/14/96    18  Net losses as a % of Avg. Receivables Balance
                                                              (annualized)                                                    0.00%

Series Allocation Percentage          100.00%                 PORTFOLIO AND DEALERSHIP STATISTICS
                                                              -----------------------------------

Initial Principal Balance    $375,000,000.00                  Used Vehicle Receivables' Balance                    $ 26,516,811.06
Outstanding Principal                                         Used Vehicle Percentage                                        5.410%
 Balance                     $375,000,000.00                  Used Vehicle Percentage During Last Collection
Initial Principal Balance                                     Period                                                           N/A
 of Receivables for                                           Early Amortization Event?                                  NO
 Determination Date          $481,835,344.14                  Largest Dealer or Dealer Affiliation Balance         $ 19,128,236.40
Amount Invested in                                            Largest Dealer Percentage                                      3.970%
 Receivables on Series
 Issuance Date               $375,000,000.00                  Aggregate Principal Amount of Receivables of
Initial Invested Amount      $375,000,000.00                  Dealers over 2%                                      $ 13,663,858.86
Invested Amount at the                                        Aggregate % Principal Amount of Receivables of
 Beginning of Period         $375,000,000.00                  Dealers over 2%                                                2.836%
Invested Amount              $375,000,000.00
Required Subordinated
 Amount                      $ 65,724,832.39
Excess Funded Amount         $          0.00


Available Subordinated                                        SUMMARY OF COLLECTIONS
 Amount (previous period)                N/A                  ----------------------
Intermental Subordinated
 Amount (previous period)                N/A                  Aggregate Amount of Collections                      $174,256,517.12
                                                              Aggregate Amount of Interest Collections             $  3,211,819.91
RESERVE FUND AND YIELD                                        Investment Proceeds                                  $      7,883.00
 SUPPLEMENT ACCOUNT                                           Aggregate Amount of Principal Collections            $171,044,697.21
- - -------------------                                           Asset Receivable Rate                                         11.607%
                                                              Use Asset Receivables Rate?                                NO
Yield Supplement Account                                      Carryover Amount (this Distribution Date)                        N/A
 Initial Deposit             $  1,875,000.00                  Total Carryover Amount                                           N/A
Yield Supplement Account
 Beginning Balance           $  1,875,000.00
Yield Supplement Account
 Required Amount             $  1,875,000.00

Reserve Fund Initial Deposit $  1,875,000.00
Reserve Fund Required Amount $  1,875,000.00
Reserve Fund Beginning                                        PAYMENT RATE INFORMATION
 Balance                     $  1,875,000.00                  ------------------------

Outstanding Carryover                                         Monthly Payment Rate                                           35.19%
 Amount - Beginning Balance  $          0.00                  Previous Collection Period Monthly Payment Rate           N/A
Yield Supplement Account                                      Monthly Payment Rate 3 months ago                         N/A
 Draw Amount                 $          0.00                  3-month Average Payment Rate                                   35.19%
Outstanding Carryover                                         12-month Minimum Payment Rate                                  35.19%
 Amount - Ending Balance     $          0.00                  Early Amortization Event?                                  NO
Yield Supplement Account
 Balance - Ending Balance    $  1,875,000.00
Yield Supplement Account
 Required Deposit Amount     $          0.00

Reserve Fund Draw Amount     $          0.00
Reserve Fund Ending Balance  $  1,875,000.00                  ACCUMULATION PERIOD/EARLY AMORTIZATION PERIOD
Reserve Fund Required                                         ---------------------------------------------
 Deposit Amount              $          0.00
                                                              Extend Revolving Period?                                  YES
1-month LIBOR Rate                                            Last Day of Revolving Period                              N/A
 (annualized)                      5.4101600%                 Invested Amount as of Last Day of Revolving Period        N/A
Certificate Coupon                                            Accumulation Period Length (months)                       N/A
 (annualized)                      5.5701600%                 First Accumulation Date                             TO BE DETERMINED
Prime Rate (annualized)            8.2500000%                 Expected Final Payment Date                               N/A
Servicing Fee Rate                                            Required Participation Percentage                               4.00%
 (annualized)                          1.000%                 Principal Funding Account Balance                    $          0.00
Excess Spread                      2.0598400%                 Principal Payment Amount                             $          0.00
                                                              Controlled Deposit Amount                            $          0.00
TRUST PRINCIPAL RECEIVABLES
- - ---------------------------                                   TOTAL AMOUNT DISTRIBUTED ON SERIES 1996-1
                                                              -----------------------------------------
Pool Balance at the
 Beginning of Period         $481,835,344.14                  CERTIFICATEHOLDERS
Pool Balance at the Ending                                    ------------------
 of Period                   $490,148,657.04                  i.    Monthly Interest Distribution                  $  1,044,405.00
Average Aggregate                                             ii.   Monthly Servicing Fee Distribution             $    312,500.00
 Principal Balance           $485,992,000.59                  iii.  Reserve Fund Deposit Amount Distribution       $          0.00
                                                              iv.   Investor Default Amount Distribution           $          0.00
Aggregate Principal                                           v.  Outstanding Carryover Amount Distribution        $          0.00
 Collections                 $171,044,697.21                  vi. Yield Supplement Account Deposit Amount
New Principal Receivables    $202,358,569.75                      Distribution                                     $          0.00
Receivables Added for                                                                                              ---------------
 Additional Accounts         $          0.00                  Excess Servicing                                     $  1,142,771.46
Investor Default Amount      $          0.00
Net Losses                   $          0.00                  Excess Servicing (Previous Period)                               N/A
Monthly Interest Accrued,
 but not Paid                $          0.00
Ineligible Receivables       $          0.00
Ineligible Receivables in
 Prior Collection Period     $          0.00
Defaulted Receivables in
 Ineligible and Overconc.
 Accounts                    $          0.00

MISCELLANEOUS DATA
- - ------------------
                                                              DEFICIENCY AMOUNT
Recoveries on Receivables                                     -----------------
 Written Off                 $          0.00
Spread Over Prime for                                         Deficiency Amount                                    $           0.0
 Portfolio                              0.38%                 Draw Amount                                          $           0.0
Weighted Average Interest
 Rate                                   8.63%

                                                                                                                              PAGE 2

VW CREDIT, INC. -- SERVICER
16-MAY-96
                                        VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                                                              SUMMARY
                                                              -------




                COLLECTIONS           ACCRUAL       DISTRIBUTION
                -----------        ------------- ------------------
From:            28-Mar-96
To:              14-Apr-96
Days:                   17

LIBOR RATE       5.4101600%
 (1 month)

SERIES #          1   Active
VCI RATING:      N/A

                                        TRUST AND SERIES ALLOCATIONS - BEGINNING OF PERIOD
                                        --------------------------------------------------

                            SERIES                                       EXCESS    REQUIRED         REQUIRED       OUTSTANDING
  SERIES      SERIES      ALLOCATION      INVESTED       SUBORDINATED    FUNDED  PARTICIPATION   PARTICIPATION     CERTIFICATE
  NUMBER       NAME       PERCENTAGE       AMOUNT           AMOUNT       AMOUNT   PERCENTAGE         AMOUNT          BALANCE
- - ----------   --------     ----------      --------       ------------    ------  -------------   -------------     -----------
               Trust                  $375,000,000.00    $65,724,832.39   $0.00       N/A        $15,000,000.00
           Series 1996-1    100.00%   $375,000,000.00    $65,724,832.39   $0.00      4.00%       $15,000,000.00  $375,000,000.00


                                                                                                                              PAGE 3

VW CREDIT, INC. -- SERVICER
15-MAY-96
                                        VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                                                       SERVICING CERTIFICATE
                                                       ---------------------

INITIAL AMOUNTS                                                                     EXCESS SPREAD CALCULATION
- - ---------------                                                                     -------------------------
Initial Invested Amount               $375,000,000.00             Weighted Average Rate Charged to Dealers      8.63%
Invested Amount                       $375,000,000.00             LIBOR                                         5.41%
Controlled Accumulation Amount        $          0.00             Certificate Rate (LIBOR+16 b.p.)              5.57%
Required Subordinated Amount          $ 65,724,832.39             Servicing Fee Rate                            1.00%
Annualized Servicing Fee Rate                   1.00%             Investor Net Losses                           0.00%
                                                                                                                ----
First Controlled Accumulation Date   TO BE DETERMINED             Excess Spread                                 2.06%
Accumulation Period Length (months)         N/A
Expected Final Payment Date                 N/A
Initial Settlement Date                       28-Mar-96
Required Participation Percentage                4.00%
Subordinated Percentage                         14.29%


SERIES 1996-1 MONTHLY REPORTING
- - -------------------------------
                                                                                       REQUIRED            EXCESS
                                            SERIES 1996-1        INVESTED            SUBORDINATED          FUNDING
PRINCIPAL RECEIVABLES                           TOTAL             AMOUNT                AMOUNT             AMOUNT
- - ---------------------                       -------------        --------              --------            -------
Series Allocation Percentage                        100.00%
Beginning Balance                          $375,000,000.00   $375,000,000.00          $65,724,832.39        $0.00
  Floating Allocation Percentage                 77.83%            77.83%
  Fixed Allocation Percentage                     N/A

Principal Collections                      $171,044,697.21   $171,044,697.21                N.A.             N.A.
New Principal Receivables                  $202,358,569.75   $202,358,569.75                N.A.             N.A.
Principal Default Amounts                            $0.00             $0.00                N.A.             N.A.
Receivables Added for Additional
 Accounts                                            $0.00             $0.00                N.A.             N.A.
Controlled Deposit Amount                            $0.00              N/A                 N.A.             N.A.
Principal Allocation Percentage
"Pool Factor"                                 100.00000000%

Ending Balance                             $375,000,000.00   $375,000,000.00          $65,518,700.95        $0.00
  Floating Allocation Percentage                     76.51%            76.51%


NON-PRINCIPAL RECEIVABLES
- - -------------------------

Interest Collections                       $  2,499,676.46
Recoveries on Receivables Written Off                $0.00
Investment Income                                $7,833.00




VW CREDIT, INC. -- SERVICER                                                                  Page 4
15-MAY-88

                                        VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                                                       SERVICING CERTIFICATE
                                                       ---------------------




SUBORDINATED AMOUNT & RESERVE FUND           CURRENT      PREVIOUS
- - ----------------------------------------  --------------  --------

Available Subordination Amount                       N/A       N/A
 (Previous)
  Required Subordination Draw Amount              $ 0.00       N/A
  Reserve Fund Funds to Inv. Default              $ 0.00       N/A
   Amount
  Excess Servicing (Previous Period)                 N/A       N/A
                                                     ---
(a) Available Subordinated Amount?                   N/A       N/A

(b) Available Subordinated Amount?                   N/A       N/A

Available Subordinated Amount             $65,724,832.39       N/A

Incremental Subordinated Amount           $11,947,272.38       N/A
  Overconcentration Amount                $13,663,858.85       N/A

Beginning Reserve Fund Balance            $ 1,875,000.00       N/A
Reserve Fund Required Balance             $ 1,875,000.00       N/A
Reserve Fund Draw                                 $ 0.00       N/A
Reserve Fund Required Deposit                     $ 0.00       N/A
Reserve Fund Deposit Amount                       $ 0.00       N/A
Reserve Fund Release                              $ 0.00       N/A
Ending Reserve Fund Balance               $ 1,875,000.00       N/A

REQUIRED INTEREST DISTRIBUTIONS
- - -------------------------------

Available Interest Collections            $ 3,211,819.91       N/A
  Certificateholder Interest Collections  $ 2,499,676.46       N/A
  Subordinate Interest Collections        $   438,108.84       N/A
Investment Income                         $     7,833.00       N/A
Reserve Fund Balance                      $ 1,875,000.00       N/A
                                          --------------
Total Interest  Available                 $ 4,820,618.30       N/A

Interest Shortfall                                $ 0.00       N/A
Additional Interest                               $ 0.00       N/A
Carry-over Amount                                 $ 0.00       N/A
Carry-over Shortfall                              $ 0.00       N/A
Additional Carry-over Shortfall                   $ 0.00       N/A

Monthly Servicing Fee                     $   404,993.33       N/A
Investor Monthly Servicing Fee            $   312,500.00       N/A


                  VOLKSWAGEN CREDIT AUTO MASTER TRUST 1996-1
- - ------------------------------------------------------------------------------

                   Distribution Date Statement: May 15, 1996

a. Aggregate Amount of Collections                                        $202,161,495.90
   Aggregate Amount of Interest Collections                               $  3,493,601.49
   Aggregate Amount of Principal Collections                              $198,667,894.41

b. Series Allocation Percentage                                                    100.00%
   Floating Allocation Percentage                                                   76.51%
   Fixed Allocation Percentage                                                        N/A

c. Total Amount Distributed on Series 1996-1                              $  1,768,750.00

d. Amount of Such Distribution Allocable to Principal on 1996-1           $          0.00

e. Amount of Such Distribution Allocable to Interest on 1996-1            $  1,768,750.00

f. Investor Default Amount                                                $          0.00

g. Draw Amount                                                            $          0.00

h. Investor Charge Offs                                                   $          0.00
   Amounts of Reimbursements                                              $          0.00

i. Monthly Servicing Fee                                                             1.00%

j. Expected Controlled Distribution Amount                                $          0.00

k. Invested Amount                                                        $375,000,000.00

l. Pool Factor                                                                     100.00%

m. Available Subordinated Amount                                          $ 65,051,387.17

n. Reserve Fund Balance                                                   $  1,875,000.00

o. Principal Funding Account Balance                                      $          0.00
   Yield Supplement Account Balance                                       $  1,875,000.00

VW CREDIT, INC. SERVICER                                                                                                      PAGE 1
17-MAY-96
                                        VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                                          MONTHLY SERVICER REPORT INPUT AND SUMMARY PAGE
                                          ----------------------------------------------


TRANSACTION SUMMARY                                           PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END
- - -------------------                                           --------------------------------------------------
                                   From          To     Days
                                   ----          --     ----

Current Collection Period        4/15/96       5/14/96   30   Net losses as a % of Avg. Receivables Balance
                                                               (annualized)                                                    0.00%

Series Allocation                                             PORTFOLIO AND DEALERSHIP STATISTICS
 Percentage                           100.00%                 -----------------------------------

Initial Principal Balance     $375,000,000.00                 Used Vehicle Receivables' Balance                      $ 27,072,676.92
Outstanding Principal                                         Used Vehicle Percentage                                         5.210%
 Balance                      $375,000,000.00                 Used Vehicle Percentage During Last Collection
Initial Principal Balance                                      Period                                                         5.410%
 of Receivables for                                           Early Amortization Event?                                  NO
 Determination Date           $490,148,657.04                 Largest Dealer or Dealer Affiliation Balance            $19,080,515.08
Amount Invested in                                            Largest Dealer Percentage                                       3.893%
 Receivables on Series
 Issuance Date                $375,000,000.00                 Aggregate Principal Amount of Receivables of
Initial Invested Amount       $375,000,000.00                  Dealers over 2%                                        $13,129,401.34
Invested Amount at the                                        Aggregate % Principal Amount of Receivables of
 Beginning of Period          $375,000,000.00                  Dealers over 2%                                                2.679%
Invested Amount               $375,000,000.00
Required Subordinated                                         SUMMARY OF COLLECTIONS
 Amount                        $65,051,387.17                 ----------------------
Excess Funded Amount                    $0.00
                                                              Aggregate Amount of Collections                        $202,161,495.90
Available Subordinated                                        Aggregate Amount of Interest Collections                 $3,493,601.49
 Amount (previous period)                 N/A                 Investment Proceeds                                         $16,204.24
Incremental Subordinated Amount                               Aggregate Amount of Principal Collections              $198,667,894.41
 (previous period)                        N/A                 Asset Receivables Rate                                          7.383%
                                                              Use Asset Receivables Rate?                                NO
RESERVE FUND AND YIELD SUPPLEMENT ACCOUNT                     Carryover Amount (this Distribution Date)                          N/A
- - -----------------------------------------                     Total Carryover Amount                                             N/A

Yield Supplement Account                                      PAYMENT RATE INFORMATION
 Initial Deposit                $1,875,000.00                 ------------------------
Yield Supplement Account
 Beginning Balance              $1,875,000.00                 Monthly Payment Rate                                       39.35%
Yield Supplement Account                                      Previous Collection Period Monthly Payment Rate            35.19%
 Required Amount                $1,875,000.00                 Monthly Payment Rate 3 months ago                          N/A
                                                              3-month Average Payment Rate                               37.27%
Reserve Fund Initial                                          12-month Minimum Payment Rate                              35.19%
 Deposit                        $1,875,000.00                 Early Amortization Event?                                  NO
Reserve Fund Required
 Amount                         $1,875,000.00                 ACCUMULATION PERIOD/EARLY AMORTIZATION PERIOD
Reserve Fund Beginning                                        ---------------------------------------------
 Balance                        $1,875,000.00
                                                              Extend Revolving Period?                                   YES
Outstanding Carryover                                         Last Day of Revolving Period                               N/A
 Amount - Beginning Balance             $0.00                 Invested Amount as of Last Day of Revolving Period         N/A
Yield Supplement Account                                      Accumulation Period Length (months)                        N/A
 Draw Amount                            $0.00                 First Accumulation Date                              TO BE DETERMINED
Outstanding Carryover                                         Expected Final Payment Date                                N/A
 Amount - Ending Balance                $0.00                 Required Participation Percentage                         4.00%
Yield Supplement Account                                      Principal Funding Account Balance                                $0.00
 Balance - Ending Balance       $1,875,000.00                 Principal Payment Amount                                         $0.00
Yield Supplement Account                                      Controlled Deposit Amount                                        $0.00
 Required Deposit Amount                $0.00
                                                              TOTAL AMOUNT DISTRIBUTED ON SERIES 1996-1
Reserve Fund Draw Amount                $0.00                 -----------------------------------------
Reserve Fund Ending Balance     $1,875,000.00
Reserve Fund Required                                         CERTIFICATEHOLDERS
 Deposit Amount                         $0.00                 ------------------
                                                              i.    Monthly Interest Distribution                      $1,768,750.00
1-month LIBOR Rate                                            ii.   Monthly Servicing Fee Distribution                   $312,500.00
 (annualized)                      5.5000000%                 iii.  Reserve Fund Deposit Amount Distribution                   $0.00
Certificate Coupon                                            iv.   Investor Default Amount Distribution                       $0.00
 (annualized)                      5.6600000%                 v.    Outstanding Carryover Amount Distribution                  $0.00
Prime Rate (annualized)            8.2500000%                 vi.   Yield Supplement Account Deposit Amount
Servicing Fee Rate                                                   Distribution                                              $0.00
 (annualized)                          1.000%                            Excess Servicing                                $591,613.71
Excess Spread                      1.9700000%
                                                                     Excess Servicing (Previous Period)                $1,142,771.46

TRUST PRINCIPAL RECEIVABLES                                   DEFICIENCY AMOUNT
- - ---------------------------                                   -----------------

Pool Balance at the                                           Deficiency Amount                                                 $0.0
 Beginning of Period          $490,148,657.04                 Draw Amount                                                       $0.0
Pool Balance at the Ending
 of Period                    $519,675,115.59
Average Aggregate
 Principal Balance            $504,911,886.32

Aggregate Principal
 Collections                  $198,667,894.41
New Principal Receivables     $228,783,900.26
Receivables Added for
 Additional Accounts                    $0.00
Investor Default Amount                 $0.00
Net Losses                              $0.00
Monthly Interest Accrued,
 but not Paid                           $0.00
Ineligible Receivables                  $0.00
Ineligible Receivables in
 Prior Collection Period                $0.00
Defaulted Receivables in
 Ineligible and
 Overconc. Accounts                     $0.00

MISCELLANEOUS DATA
- - ------------------

Recoveries on Receivables
 Written Off                            $0.00
Spread Over Prime for Portfolio         0.38%
Weighted Average Interest Rate          8.63%

VW CREDIT, INC.--SERVICER                                                 PAGE 2
 17-MAY-96

              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                                    SUMMARY
                                    -------

                             COLLECTIONS        ACCRUAL            DISTRIBUTION
                           -------------    -----------------    -----------------
From:                          15-Apr-96
To:                            14-May-96
Days:                                 29

LIBOR RATE                     5.5000000%
 (1 month)

SERIES #                               1          Active
VCI RATING:                          N/A


              TRUST AND SERIES ALLOCATIONS - BEGINNING OF PERIOD
              --------------------------------------------------

                           SERIES                                        EXCESS     REQUIRED        REQUIRED        OUTSTANDING
SERIES     SERIES        ALLOCATION       INVESTED       SUBORDINATED    FUNDED   PARTICIPATION   PARTICIPATION     CERTIFICATE
NUMBER      NAME         PERCENTAGE        AMOUNT           AMOUNT       AMOUNT    PERCENTAGE        AMOUNT           BALANCE
- - ------  ---------------  ----------   ---------------   --------------   ------   -------------   --------------   ---------------
        Trust                         $375,000,000.00   $65,051,387.17    $0.00       N/A         $15,000,000.00
        1 Series 1996-1    100.00%    $375,000,000.00   $65,051,387.17    $0.00      4.00%        $15,000,000.00   $375,000,000.00


                                                                                                                            PAGE 3
VW CREDIT, INC. -- SERVICER
17-MAY-96
                                        VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                                                       SERVICING CERTIFICATE
                                                       ---------------------


INITIAL AMOUNTS                                                                EXCESS SPREAD CALCULATION
- - ---------------                                                                -------------------------
Initial Invested Amount                    $375,000,000.00                     Weighted Average Rate Charged to
Invested Amount                            $375,000,000.00                     Dealers                               8.63%
Controlled Accumulation Amount                       $0.00                     LIBOR                                 5.50%
Required Subordinated Amount                $65,051,387.17                     Certificate Rate (LIBOR+16 b.p.)      5.66%
Annualized Servicing Fee Rate                         1.00%                    Servicing Fee Rate                    1.00%
First Controlled Accumulation Date        TO BE DETERMINED                     Investor Net Losses                   0.00%
Accumulation Period Length (months)             N/A                                                                  ----
Expected Final Payment Date                     N/A                            Excess Spread                         1.97%
Initial Settlement Date                          28-Mar-96
Required Participation Percentage                     4.00%
Subordinated Percentage                              14.29%

SERIES 1996-1 MONTHLY REPORTING
- - -------------------------------
                                                                                     REQUIRED            EXCESS
                                           SERIES 1996-1        INVESTED           SUBORDINATED          FUNDING
PRINCIPAL RECEIVABLES                          TOTAL             AMOUNT               AMOUNT             AMOUNT
- - ---------------------                          -----             ------               ------             ------
Series Allocation Percentage                        100.00%
Beginning Balance                          $375,000,000.00   $375,000,000.00          $65,051,387.17          $0.00
  Floating Allocation Percentage                     76.51%            76.51%
  Fixed Allocation Percentage                   N/A

Principal Collections                      $198,667,894.41   $198,667,894.41           N.A.               N.A.
New Principal Receivables                  $228,783,900.26   $228,783,900.26           N.A.               N.A.
Principal Default Amounts                            $0.00             $0.00           N.A.               N.A.
Receivables Added for Additional
 Accounts                                            $0.00             $0.00           N.A.               N.A.
Controlled Deposit Amount                            $0.00               N/A           N.A.               N.A.
Principal Allocation Percentage
"Pool Factor"                                 100.00000000%

Ending Balance                             $375,000,000.00   $375,000,000.00          $64,399,128.65          $0.00
  Floating Allocation Percentage                     72.16%            72.16%

NON-PRINCIPAL RECEIVABLES
- - -------------------------

Interest Collections                         $2,672,863.71
Recoveries on Receivables Written Off                $0.00
Investment Income                               $16,204.24

                                                                          PAGE 4
VW CREDIT, INC. -- SERVICER
17-MAY-96

              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                             SERVICING CERTIFICATE
                             ---------------------




SUBORDINATED AMOUNT & RESERVE FUND              CURRENT      PREVIOUS
- - ----------------------------------           --------------  --------

Available Subordination Amount (Previous)               N/A     N/A
  Required Subordination Draw Amount         $         0.00     N/A
  Reserve Fund Funds to Inv. Default Amount  $         0.00     N/A
  Excess Servicing (Previous Period)         $ 1,142,771.46     N/A
                                             --------------
(a) Available Subordinated Amount?                      N/A     N/A

(b) Available Subordinated Amount?                      N/A     N/A

Available Subordinated Amount                $65,051,387.17     N/A

Incremental Subordinated Amount              $10,827,700.08     N/A
  Overconcentration Amount                   $13,129,401.34     N/A

Beginning Reserve Fund Balance               $ 1,875,000.00     N/A
Reserve Fund Required Balance                $ 1,875,000.00     N/A
Reserve Fund Draw                            $         0.00     N/A
Reserve Fund Required Deposit                $         0.00     N/A
Reserve Fund Deposit Amount                  $         0.00     N/A
Reserve Fund Release                         $         0.00     N/A
Ending Reserve Fund Balance                  $ 1,875,000.00     N/A

REQUIRED INTEREST DISTRIBUTIONS
- - -------------------------------

Available Interest Collections               $ 3,493,601.49     N/A
  Certificateholder Interest Collections     $ 2,672,863.71     N/A
  Subordinate Interest Collections           $   463,662.65     N/A
Investment Income                            $    16,204.24     N/A
Reserve Fund Balance                         $ 1,875,000.00     N/A
                                             --------------
Total Interest  Available                    $ 5,027,730.60     N/A

Interest Shortfall                           $         0.00     N/A
Additional Interest                          $         0.00     N/A
Carry-over Amount                            $         0.00     N/A
Carry-over Shortfall                         $         0.00     N/A
Additional Carry-over Shortfall              $         0.00     N/A

Monthly Servicing Fee                        $   420,759.91     N/A
Investor Monthly Servicing Fee               $   312,500.00     N/A
